UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: November 1, 2026

(Date of earliest event reported)

MARVELL TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40357	85-3971597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 N. West Street, Suite 1200

Wilmington, Delaware 19801

(Address of principal executive offices, including Zip Code)

(302) 295-4840

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry Into a Material Definitive Agreement.

The Merger

On November 1, 2026, Marvell Technology, Inc., a Delaware corporation (“Marvell”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Lumentum Holdings Inc., a Delaware corporation (“Lumentum”), Java Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Marvell (“Merger Sub I”) and Java Merger Sub II, Inc., a Delaware corporation and a wholly owned subsidiary of Marvell (“Merger Sub II” and together with Merger Sub I, each a “Merger Sub” and collectively the “Merger Subs”).

Upon the terms and subject to the conditions of the Merger Agreement, Merger Sub I will merge with and into Lumentum (the “First Merger”), with Lumentum continuing as the surviving corporation (the “Surviving Corporation”) and as a wholly owned subsidiary of Marvell, and promptly following the Effective Time (as defined below), the Surviving Corporation will merge with and into Merger Sub II (the “Second Merger” and, collectively or in seriatim with the First Merger, as applicable, the “Merger”), with Merger Sub II continuing as the surviving corporation of the Second Merger (the “Second Surviving Corporation”).

The board of directors of Marvell (the “Marvell Board”) has unanimously: (i) approved and declared advisable the Merger Agreement and the transactions contemplated by the Merger Agreement, including the Merger, an amendment of Marvell’s Second Amended and Restated Certificate of Incorporation (the “Charter”) to increase the number of authorized shares of Marvell Common Stock thereunder (the “Charter Amendment”), the issuance of the shares of Marvell Common Stock and, if applicable, Marvell Series B Preferred Stock, in connection with the Merger (the “Share Issuance”), (ii) determined that the Merger Agreement and the transactions contemplated thereby, including the Merger, the Charter Amendment and the Share Issuance, are fair to, and in the best interests of, Marvell and its stockholders, and (iii) resolved to recommend that Marvell’s stockholders approve the Charter Amendment and the Share Issuance.

Merger Consideration

At the effective time of the First Merger (the “Effective Time”), each share of common stock, par value $0.001 per share, of Lumentum (the “Lumentum Common Stock”) that is issued and outstanding immediately prior to the Effective Time, subject to certain exceptions in the Merger Agreement, will be converted into the right to receive 4.500 shares of common stock, par value $0.002 per share, of Marvell (the “Marvell Common Stock,” and such ratio, the “Exchange Ratio”), with cash in lieu of fractional shares of Marvell Common Stock payable in accordance with the Merger Agreement (the “Common Stock Merger Consideration”).

At the Effective Time, each share of preferred stock, par value $0.001 per share, of Lumentum designated as Series A Convertible Preferred Stock (the “Lumentum Series A Preferred Stock” and, together with the Lumentum Common Stock, the “Lumentum Capital Stock”) that is issued and outstanding immediately prior to the Effective Time, subject to certain exceptions in the Merger Agreement, will be converted into the right to receive a number of shares of Marvell Common Stock equal to the product of (a) the number of shares of Lumentum Common Stock into which such share of Lumentum Preferred Stock is convertible pursuant to its terms as of immediately prior to the Effective Time and (b) the Exchange Ratio, with cash in lieu of fractional shares of Marvell Common Stock payable in accordance with the Merger Agreement (the “Preferred Common Stock Merger Consideration”).

However, if a holder of shares of Lumentum Series A Preferred Stock makes an election in accordance with the terms of the Merger Agreement to receive the Merger Consideration in the form of Series B Convertible Preferred Stock, par value $0.002 per share, of Marvell (the “Marvell Series B Preferred Stock,” and such election, a “Preferred Stock Election”), then each share of Lumentum Preferred Stock that is held by such holder immediately prior to the Effective Time will instead be converted into the right to receive one share of Marvell Series B Preferred Stock (the “Series B Preferred Stock Merger Consideration” and together with the Preferred Common Stock Merger Consideration and the Common Stock Merger Consideration, the “Merger Consideration”). The Marvell Series B Preferred Stock is intended to have the same terms and rights as the Lumentum Series A Preferred Stock, except that each share is convertible for the Preferred Common Stock Merger Consideration.

The shares of Marvell Common Stock to be issued in connection with the Merger will be listed on the Nasdaq Global Select Market (“Nasdaq”). In connection with the issuance of the Merger Consideration by Marvell, as promptly as reasonably practicable following the date of the Merger Agreement, Marvell and Lumentum will jointly prepare and cause to be filed with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Form S-4”), which will include the joint proxy statement of Marvell and Lumentum for their respective meetings of stockholders relating to the transactions contemplated by the Merger Agreement.

Treatment of Equity Awards

Under the terms of the Merger Agreement, each Lumentum equity award, consisting of stock options, restricted stock units and performance stock units, that is outstanding immediately prior to the Effective Time will be converted into an equivalent Marvell equity award, including with respect to vesting conditions (including termination protection and provisions, expiration and post-termination exercisability), except that performance stock units will be converted into solely time-vesting restricted stock units. The number of shares of Marvell Common Stock subject to each converted equity award will be equal to the number of shares of Lumentum Common Stock then subject to the award (with the number of shares subject to any performance stock unit determined based on (i) the greater of target and actual performance levels for stock price performance metrics and (ii) except as otherwise provided by the terms of Lumentum’s Change in Control and Severance Benefits Plan, as amended and restated, that would apply assuming a participant’s qualifying termination of employment upon the consummation of the Merger, at projected actual performance for all other performance metrics measured through the Effective Time), multiplied by the Exchange Ratio, and the exercise price of each converted stock option will be equal to the exercise price of the Lumentum stock option divided by the Exchange Ratio.

Notwithstanding the foregoing, each restricted stock unit of Lumentum that is outstanding and held by a non-employee director as of immediately prior to the Effective Time will instead be cancelled and converted into the right to receive the Common Stock Merger Consideration.

Post-Closing Governance

Effective as of immediately following the Effective Time, Marvell will appoint three (3) individuals designated by Lumentum from among the members of the Lumentum board of directors and reasonably acceptable to Marvell to the Marvell Board, and Marvell will nominate each such designee who is still serving for election at Marvell’s first annual meeting of stockholders following the Effective Time.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations and warranties of Marvell and Lumentum relating to their respective businesses. Additionally, the Merger Agreement provides for customary pre-closing covenants of each of Marvell and Lumentum, including (a) subject to certain exceptions, to conduct their respective businesses in the ordinary course; (b) to cooperate and use reasonable best efforts to obtain required regulatory approvals; (c) unless the Merger Agreement is terminated in accordance with its terms, to hold a meeting of their respective stockholders to seek the requisite stockholder approvals; (d) not to solicit proposals relating to certain alternative transactions from third parties, including alternative acquisitions or business combination transactions involving Marvell or Lumentum, as applicable (an “Alternative Transaction”); (e) subject to certain limited exceptions, not to participate in any discussions with third parties concerning or provide nonpublic information to third parties in connection with an Alternative Transaction; and (f) subject to certain limited exceptions, not to enter into any agreement relating to an Alternative Transaction.

Closing Conditions

The completion of the Merger is subject to customary conditions, including, among others, (a) adoption of the Merger Agreement by Lumentum’s stockholders; (b) approval of the Share Issuance and the Charter Amendment by Marvell’s stockholders; (c) the expiration or termination of any waiting period applicable to the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”), and the receipt of certain other required regulatory approvals; (d) the absence of a legal restraint imposed by certain governmental authorities; (e) effectiveness of the Form S-4; (f) authorization for listing of the shares of Marvell Common Stock to be issued in the Merger on Nasdaq; (g) the representations and warranties of Marvell and Lumentum being true and correct (subject to certain qualifications); (h) the filing of the Charter Amendment and, if a holder of Lumentum Series A Preferred Stock has made a Preferred Stock Election, the certificate of designation for the Marvell Series B Preferred Stock with the Secretary of State of the State of Delaware; (i) the absence of a material adverse effect on Marvell or Lumentum; and (j) the performance in all material respects by the parties of their respective obligations under the Merger Agreement.

Termination Rights

The Merger Agreement contains certain customary termination rights for Marvell and Lumentum, including, among others, (a) if the Merger is not consummated by 11:59 p.m. Pacific Time on November 1, 2027, which may be extended to February 1, 2028, May 1, 2028 and August 1, 2028, in each case under certain circumstances if required regulatory approvals have not been obtained (the “Outside Date”); (b) if the requisite approval of Lumentum’s stockholders is not obtained at Lumentum’s stockholder meeting or if the requisite approvals of Marvell’s stockholders is not obtained at Marvell’s stockholder meeting; (c) if the other party’s board of directors withdraws its recommendation to such other party’s stockholders regarding the Merger Agreement; (d) if the other party breaches any of its representations, warranties, covenants or other agreements in a manner that would cause certain conditions to the consummation of the Merger set forth in the Merger Agreement to not be satisfied (subject to certain cure rights); (e) in certain limited circumstances, by a party in order to enter into a definitive agreement providing for unsolicited “Superior Proposal” (as defined in the Merger Agreement), on the terms and subject to the conditions set forth in the Merger Agreement, including the payment by such party of the applicable Termination Fee; and (f) if any governmental entity of certain competent jurisdictions has issued a legal restraint that would cause the relevant closing condition to not be satisfied and such legal restraint has become final and non-appealable.

Termination Fees

If the Merger Agreement is terminated by Lumentum because the Marvell Board withdraws its recommendation to its stockholders regarding the Merger Agreement, or if Marvell terminates the Agreement to enter into a definitive agreement providing for a Superior Proposal, Marvell will be required to pay Lumentum a termination fee equal to $5.8 billion (the “Marvell Termination Fee”). Marvell is also required to pay the Marvell Termination Fee to Lumentum if the Merger Agreement is terminated in certain circumstances after a proposal for an Alternative Transaction is made and, within twelve months of termination, Marvell enters into a definitive agreement regarding, or consummates, an Alternative Transaction for a majority of Marvell. Lumentum is subject to reciprocal obligations to pay a termination fee equal to $2.9 billion (the “Lumentum Termination Fee” and, each of the Marvell Termination Fee and the Lumentum Termination Fee, a “Termination Fee”) to Marvell in corresponding circumstances.

Marvell will be required to pay a termination fee equal to $3.2 billion to Lumentum (the “Regulatory Termination Fee”) if the Merger Agreement is terminated in certain circumstances related to (a) the failure to consummate the Merger prior to the Outside Date; (b) the issuance of a final and non-appealable legal restraint under the HSR Act or certain other specified antitrust or foreign investment laws; or (c) because a required regulatory approval has been denied and the denial has become final and non-appealable, if, in each case of (a)–(c), at the time of termination, all conditions to closing other than those relating to regulatory approvals and regulatory legal restraints have been satisfied (or, for those conditions to be satisfied at closing, are capable of being satisfied).

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

The representations, warranties and covenants of each party set forth in the Merger Agreement have been made only for the purposes of, and were and are solely for the benefit of the parties to, the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact.

In addition, such representations and warranties (1) will not survive consummation of the Merger, (2) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (3) are subject to limitations agreed upon by the parties, including being qualified by confidential disclosures made by each contracting party to the other for the purposes of allocating contractual risk between them. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any factual information regarding Marvell or Lumentum, their respective affiliates or their respective businesses. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Marvell, Lumentum, their respective affiliates or their respective businesses, the Merger Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Marvell and Lumentum and a prospectus of Marvell, as well as in the Forms 10-K, Forms 10-Q and other filings that each of Marvell and Lumentum make with the SEC.

Additional Information About the Transaction and Where to Find It

This communication relates to a proposed transaction between Marvell and Lumentum (the “Transaction”). In connection with the Transaction, Marvell intends to file with the SEC a registration statement on Form S-4 (the “Form S-4”) that will include a joint proxy statement for Marvell’s and Lumentum’s respective stockholders and that will also constitute a prospectus with respect to the shares of Marvell’s common stock to be issued in the Transaction (the “Joint Proxy Statement/Prospectus”). The definitive Joint Proxy Statement/Prospectus (if and when available) will be mailed to stockholders of Marvell and Lumentum after the Form S-4 is declared effective by the SEC. This communication is not a substitute for the Joint Proxy Statement/Prospectus or registration statement. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE FORM S-4, JOINT PROXY STATEMENT/PROSPECTUS AND ANY OTHER RELEVANT DOCUMENTS THAT MAY BE FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE INTO THE FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS (AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS THERETO), CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MARVELL, LUMENTUM, THE TRANSACTION AND RELATED MATTERS. Investors and security holders will be able to obtain free copies of the Form S-4 and Joint Proxy Statement/Prospectus and other documents containing important information about Marvell, Lumentum and the Transaction, once such documents are filed with the SEC through the website maintained by the SEC at https://www.sec.gov. Copies of the documents filed with the SEC by Marvell will be available online free of charge on Marvell’s website at https://investor.marvell.com or by contacting Marvell’s Investor Relations department at ir@marvell.com. Copies of the documents filed with the SEC by Lumentum will be available online free of charge on Lumentum’s website at https://investor.lumentum.com or by contacting Lumentum’s Investor Relations department at investor.relations@lumentum.com.

Participants in the Merger Solicitation

Marvell, Lumentum and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in respect of the Transaction. Information about the directors and executive officers of Marvell, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Marvell’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on May 13, 2026 and is available online at https://www.sec.gov/Archives/edgar/data/0001835632/000110465926060253/tm261486-1_def14a.htm, under the headings “Proposal No. 1 Election of Directors”, “Executive Officers of the Company”, “Security Ownership of Certain Beneficial Owners and Management”, “Executive Compensation” and “Certain Relationships and Related Party Transactions” and Marvell’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026, which was filed with the SEC on March 11, 2026 and is available online at https://www.sec.gov/Archives/edgar/data/0001835632/000183563226000011/mrvl-20260131.htm, under the heading “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters”. To the extent holdings of Marvell’s securities by its directors or executive officers have changed since the amounts set forth in Marvell’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4 or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=0001835632&owner=exclude. Information about the directors and executive officers of Lumentum, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in Lumentum’s proxy statement for its 2026 Annual Meeting of Stockholders, which was filed with the SEC on October 6, 2026 and is available online at https://www.sec.gov/Archives/edgar/data/0001633978/000130817926000420/lite2026-def14a.htm, under the headings “Proposal No. 1 Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Security Ownership of Certain Beneficial Owners and Management” and “Related Person Transactions”. To the extent holdings of Lumentum’s securities by its directors or executive officers have changed since the amounts set forth in Lumentum’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, such changes have been or will be reflected on Initial Statement of Beneficial Ownership of Securities on Form 3, Statement of Changes in Beneficial Ownership on Form 4, or Annual Statement of Changes in Beneficial Ownership on Form 5 filed with the SEC, which are available online at https://www.sec.gov/edgar/browse/?CIK=0001633978&owner=exclude. Other information regarding the participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Joint Proxy Statement/Prospectus and other relevant materials to be filed with the SEC regarding the Transaction when such materials become available. You may obtain free copies of these documents using the sources indicated above.

Cautionary Note Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the U.S. Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any statements contained in this communication that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “accelerate,” “anticipate,” “believe,” “can,” “continue,” “could,” “demand,” “design,” “estimate,” “expand,” “expect,” “intend,” “may,” “might,” “mission,” “need,” “objective,” “ongoing,” “outlook,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” or the negative of these terms, or other comparable terminology intended to identify statements about the future. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These forward-looking statements include, but are not limited to, statements regarding expected timing and benefits of the Transaction and the outlook for Marvell’s and Lumentum’s results of operations and financial condition, including potential synergies following the Transaction. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do, what impact they will have on the results of operations and financial condition of the companies or the price of Marvell or Lumentum stock. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, benefits or achievements to be materially different from the information expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: general economic, market or business conditions, including competition and risks related to the semiconductor and optical networking industries generally; ongoing changes in the semiconductor and optical networking industries, including future growth rates, pricing trends in end-markets, or changes in customer capital spending patterns; risks related to the Transaction, including the effect of the announcement of the Transaction on the ability of Marvell or Lumentum to retain and hire key personnel and maintain relationships with customers, vendors and others with whom Marvell or Lumentum do business, or on Marvell’s or Lumentum’s operating results and business generally; risks that the Transaction disrupts current plans and operations and the potential difficulties in attracting and retaining qualified personnel as a result of the Transaction; the outcome of any legal proceedings related to the Transaction; the anticipated tax treatment of the transaction; the possible diversion of management’s time and attention from ongoing business operations and opportunities; the ability of the parties to consummate the Transaction on a timely basis or at all; the satisfaction of the conditions precedent to consummation of the Transaction, including the ability to secure stockholder and regulatory approvals on the terms expected, at all or in a timely manner; the occurrence of any event, change or other circumstance that could give rise to a right to terminate the Transaction; the ability to successfully integrate Marvell’s and Lumentum’s operations and business on a timely basis or otherwise; Marvell’s ability to implement the combined company’s plans, forecasts and other expectations with respect to its business after the completion of the Transaction and realize expected synergies and other benefits of the Transaction within the expected timeframe or at all; the amount of the costs, fees, expenses and charges related to the Transaction; the cash needs and availability of financing for Marvell and Lumentum in connection with, or following the completion of, the Transaction; fluctuations in the prices of Marvell or Lumentum stock; and potential business disruptions following the Transaction. These risks, as well as other risks related to the Transaction, will be included in the registration statement on Form S-4 and Joint Proxy Statement/Prospectus that will be filed with the SEC in connection with the Transaction. For additional information about other factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to Marvell’s and Lumentum’s respective periodic reports and other filings with the SEC, including the risk factors identified in Marvell’s and Lumentum’s most recent Quarterly Reports on Form 10-Q, Marvell’s most recent Annual Report on Form 10-K, which is available online at https://www.sec.gov/Archives/edgar/data/1835632/000183563226000011/mrvl-20260131.htm and Lumentum’s most recent Annual Report on Form 10-K. which is available online at https://www.sec.gov/Archives/edgar/data/0001633978/000162828026057358/lite-20260627.htm, under the headings “Forward-Looking Statements” and “Risk Factors” in Part I, Item 1A (Annual Report) and in Part I, Item 2 and Part II, Item 1A (Quarterly Reports), all of which are available online free of charge on the SEC’s website at https://www.sec.gov. The forward-looking statements included in this communication are made only as of the date hereof and are based on the current beliefs of Marvell and Lumentum as well as assumptions made by and information currently available to them, which are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Neither Marvell nor Lumentum undertakes any obligation to update any forward-looking statements to reflect subsequent events or circumstances, except to the extent required by law. The information that can be accessed through hyperlinks or website addresses included in this communication is deemed not to be incorporated in or part of this communication.

No Offer or Solicitation

This communication is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, and there will not be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of November 1, 2026, by and among Marvell Technology, Inc., Lumentum Holdings Inc., Java Merger Sub, Inc. and Java Merger Sub II, Inc.†

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

† Schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish supplementally a copy of any omitted schedule or exhibit upon request by the SEC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARVELL TECHNOLOGY, INC.

Date: November 2, 2026	By:	/s/ Mark Casper
Mark Casper
EVP, Chief Legal Officer and Secretary